UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 10, 2009

Shutterfly, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33031	99-3330068
(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway, Suite 101, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 610-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by Shutterfly, Inc., on September 11, 2009. This amendment provides the audited and unaudited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Form 8-K filed on September 11, 2009.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On September 10, 2009, Shutterfly, Inc. (the “Company”) acquired all of the outstanding common shares and securities convertible into common shares of TinyPictures, Inc. (“TinyPictures”) through a merger of a subsidiary of the Company into TinyPictures (the “Merger”).  The total aggregate purchase price in connection with the Merger was $1.3 million which was comprised of $1.0 million in cash consideration and $0.3 million in assumed working capital deficit.  The Company also granted $1.3 million in contingent consideration in the form of performance-based restricted stock units to continuing employees.   Vesting of the performance-based restricted stock units is contingent on achieving certain performance milestones and continued employment.  TinyPictures develops applications that enable users to share videos and images to others across mobile networks and social networking platforms.

The foregoing description of the transactions consummated pursuant to the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on September 11, 2009, and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The required audited financial statements of TinyPictures as of June 30, 2009 and for the years ended December 31, 2008 and 2007 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

The required unaudited condensed financial statements of TinyPictures as of and for the six months ended June 30, 2009 and 2008 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information

The required pro forma financial information as of and for the six months ended June 30, 2009 and for the year ended December 31, 2008 is attached hereto as Exhibit 99.4 and is incorporated in its entirety herein by reference.

(d)	Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K/A.

Exhibit No.	Exhibit Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Press release dated September 11, 2009*
99.2	Audited financial statements of TinyPictures, Inc. as of and for the years ended December 31, 2008 and 2007, and Report of Independent Auditors therein.
99.3	Unaudited condensed financial statements of TinyPictures, Inc as of June 30, 2009 and for the six months ended June 30, 2009 and 2008.
99.4	Unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2009 and for the year ended December 31, 2008.

*Previously filed as an exhibit to Shutterfly's Current Report on Form 8-K filed on September 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/ Mark J. Rubash Mark J. Rubash Senior Vice President & Chief Financial Officer
Date:  November 17, 2009

EXHIBIT INDEX

Number	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Press release dated September 11, 2009*
99.2	Audited financial statements of TinyPictures, Inc. as of and for the years ended December 31, 2008 and 2007, and Report of Independent Auditors therein.
99.3	Unaudited condensed financial statements of TinyPictures, Inc as of June 30, 2009 and for the six months ended June 30, 2009 and 2008.
99.4	Unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2009 and for the year ended December 31, 2008.

*Previously filed as an exhibit to Shutterfly's Current Report on Form 8-K filed on September 11, 2009.